UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFNew Jersey New Jersey In Re. Cyxtera Technologies, Inc. Debtor(s) § § § § Case No. 23-14853 Lead Case No. 23-14853 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 08/31/2023 Petition Date: 06/04/2023 Months Pending: 3 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Felice Yudkin 09/21/2023 Felice Yudkin Court Plaza North, 25 Main Street, Hackensack, NJ 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $6,684 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $201 $602 d. Cash balance end of month (a+b-c) $6,484 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $201 $602 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $1,531,257 e. Total assets $11,858,462 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $188,478 m. Prepetition unsecured debt $-103,255,973 n. Total liabilities (debt) (j+k+l+m) $-103,067,495 o. Ending equity/net worth (e-n) $114,925,956 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $-201 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-201 $-602 Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Raymond Li Signature of Responsible Party Deputy Chief Restructuring Officer Printed Name of Responsible Party 09/21/2023 DateTitle Raymond Li Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 PageFour PageThree Case 23-14853-JKS Doc 527 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Main Document Page 12 of 12

August MOR - Statements of cash receipts and disbursements ENTITY NAME Cyxtera  Communications, LLC Cyxtera  Technologies, Inc. Cyxtera Canada,  LLC Cyxtera  Communications  Canada, ULC Cyxtera Data  Centers, Inc. Cyxtera DC  Holdings, Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal  Group, Inc. Cyxtera Management,  Inc. Cyxtera  Netherlands  B.V. Cyxtera  Canada TRS,  ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC CASH BEGINNING AS OF AUGUST 1ST 2023      102,867,342            6,684                     ‐    8,501,517                     ‐        203,226                     ‐        156,594           2,070,341              ‐              ‐              ‐              ‐              ‐              ‐              ‐  RECEIPTS TOTAL RECEIPTS        38,135,525                     ‐                     ‐    3,665,808                     ‐    2,202,000                     ‐        224,151         12,955,945              ‐              ‐              ‐              ‐              ‐              ‐              ‐  DISBURSEMENTS (1) CAPEX        13,686,426                     ‐                     ‐          62,547                     ‐                     ‐                     ‐                     ‐                 58,564              ‐              ‐              ‐              ‐              ‐              ‐              ‐  COMMISSONS             480,246                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                            ‐              ‐              ‐              ‐              ‐              ‐              ‐              ‐  EMPLOYEE / BENEFITS          6,461,726                     ‐                     ‐        235,246                     ‐                     ‐                     ‐        145,028           3,084,351              ‐              ‐              ‐              ‐              ‐              ‐              ‐  EQUIPMENT LEASES          1,831,820                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                            ‐              ‐              ‐              ‐              ‐              ‐              ‐              ‐  OTHER          7,264,740               201                     ‐    1,145,253                     ‐    2,375,628                     ‐        188,493           9,322,728              ‐              ‐              ‐              ‐              ‐              ‐              ‐  RENT        17,449,401                     ‐                     ‐        599,819                     ‐                     ‐                     ‐                     ‐              259,214              ‐              ‐              ‐              ‐              ‐              ‐              ‐  TAX          5,606,208                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                 28,863              ‐              ‐              ‐              ‐              ‐              ‐              ‐  THIRD PARTY             584,664                     ‐                     ‐        210,089                     ‐                     ‐                     ‐                     ‐                            ‐              ‐              ‐              ‐              ‐              ‐              ‐              ‐  UTILITIES        13,266,540                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                     ‐                            ‐              ‐              ‐              ‐              ‐              ‐              ‐              ‐  TOTAL DISBURSEMENTS        66,631,771               201                     ‐    2,252,954                     ‐    2,375,628                     ‐        333,522         12,753,720              ‐              ‐              ‐              ‐              ‐              ‐              ‐  NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)      (28,496,246)             (201)                    ‐    1,412,855                     ‐      (173,628)                    ‐      (109,370)             202,225              ‐              ‐              ‐              ‐              ‐              ‐              ‐  CASH – END OF MONTH        74,371,096            6,484                     ‐    9,914,372                     ‐          29,599                     ‐          47,224           2,272,566              ‐              ‐              ‐              ‐              ‐              ‐              ‐  Notes: (1) Only includes external disbursements; intercompany disbursements removed Case 23-14853-JKS Doc 527-1 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Supporting Documents Page 1 of 4

August MOR - Balance Sheet ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC Current Assets        120,825,962             1,531,257                            ‐           11,629,561                            ‐                  29,599                            ‐                667,856           17,157,387             1,956,063               ‐               ‐               ‐               ‐               ‐               ‐  Cash          79,890,551                  56,484                            ‐             6,756,618                            ‐                  29,599                            ‐                  47,224             2,272,566                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Trade Receivables          12,315,538                            ‐                            ‐             2,075,248                            ‐                            ‐                            ‐               (241,659)               363,395                  40,012               ‐               ‐               ‐               ‐               ‐               ‐  Intercompany Receivables                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐             1,192,602                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Current Assets          28,619,872             1,474,773                            ‐             2,797,695                            ‐                           0                            ‐                862,291           13,328,823             1,916,051               ‐               ‐               ‐               ‐               ‐               ‐  Non‐Current Assets     1,940,295,728           10,327,205                            ‐           67,848,774                            ‐      2,108,046,609                            ‐                            ‐           13,025,811           44,230,606               ‐               ‐               ‐               ‐               ‐               ‐  Other Non‐Current Assets                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  PP&E     1,370,761,731                            ‐                            ‐           60,975,939                            ‐                            ‐                            ‐                            ‐             3,338,900             1,027,864               ‐               ‐               ‐               ‐               ‐               ‐  Operating        160,307,232                            ‐                            ‐             4,665,569                            ‐                            ‐                            ‐                            ‐             9,491,938           43,201,712               ‐               ‐               ‐               ‐               ‐               ‐  Goodwill                          0                            ‐                            ‐            (2,548,972)                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Net Intangible Asset        398,379,952                            ‐                            ‐             4,904,268                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Long Term Asset          10,846,813           10,327,205                            ‐               (148,029)                           ‐      2,108,046,609                            ‐                            ‐                194,974                    1,030               ‐               ‐               ‐               ‐               ‐               ‐  Current Liabilities         (62,853,649)       (104,228,150)           (9,090,041)          34,182,078                            ‐         243,432,015                            ‐             8,903,567         597,589,654           38,803,732               ‐               ‐               ‐               ‐               ‐               ‐  A/P          56,420,932                            ‐                            ‐             1,377,464                            ‐                            ‐                            ‐                261,706             9,670,543             1,187,382               ‐               ‐               ‐               ‐               ‐               ‐  Accrued Expenses          74,898,069                188,478                            ‐             3,453,552                            ‐             2,693,880                            ‐                154,201           19,869,445             1,795,354               ‐               ‐               ‐               ‐               ‐               ‐  Other Current Liabilities            2,148,951                            ‐                            ‐                  28,227                            ‐                            ‐                            ‐                       516                           0                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Intercompany Payable       (346,226,506)       (104,416,628)           (9,090,041)          25,579,795                            ‐           40,269,624                            ‐             6,950,082         566,683,781            (6,585,793)              ‐               ‐               ‐               ‐               ‐               ‐  Short Term Operating Lease          25,599,182                            ‐                            ‐                718,558                            ‐                            ‐                            ‐                            ‐             1,210,096           42,317,980               ‐               ‐               ‐               ‐               ‐               ‐  Capital Lease OFO          29,929,175                            ‐                            ‐                   (1,689)                           ‐                            ‐                            ‐                            ‐                           0                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Current Portionn of Debt                           ‐                            ‐                            ‐                            ‐                            ‐         200,468,511                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Deferred Revenue          94,376,548                            ‐                            ‐             3,026,169                            ‐                            ‐                            ‐             1,537,061                155,789                  88,809               ‐               ‐               ‐               ‐               ‐               ‐  Non‐Current Liabilities     1,139,494,086             1,160,655                            ‐           29,456,174                            ‐         970,965,318                            ‐            (1,231,328)          10,789,707             7,872,583               ‐               ‐               ‐               ‐               ‐               ‐  Other Non‐Current Libilities        207,370,478                            ‐                            ‐             6,493,141                            ‐         970,965,318                            ‐                            ‐           11,550,565             7,858,322               ‐               ‐               ‐               ‐               ‐               ‐  Long Term Debt LCM                 21,806                            ‐                            ‐                            ‐                            ‐                          (0)                           ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Long Term Cap Lease Obligaation        929,696,639                            ‐                            ‐           22,848,381                            ‐                            ‐                            ‐                            ‐                          (0)                           ‐               ‐               ‐               ‐               ‐               ‐               ‐  Deferred Tax Liability            2,405,164             1,160,655                            ‐                114,652                            ‐                            ‐                            ‐            (1,231,328)              (760,858)                 14,261               ‐               ‐               ‐               ‐               ‐               ‐  Shareholder's Equity        984,481,254         114,925,956             9,090,041           15,840,084                            ‐         893,678,875                            ‐            (7,004,383)       (578,196,163)              (489,646)              ‐               ‐               ‐               ‐               ‐               ‐  Common Stock                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Shareholder's Equity     1,787,459,889         540,312,669             9,103,140           64,399,342                            ‐      1,333,231,202                            ‐                804,266           67,096,101                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Treasury Stock                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Accumulated Dividend                           ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Retained Earnings       (802,978,636)       (425,386,713)                (13,099)         (48,559,259)                           ‐        (439,552,327)                           ‐            (7,808,649)       (645,292,264)              (489,646)              ‐               ‐               ‐               ‐               ‐               ‐  Case 23-14853-JKS Doc 527-1 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Supporting Documents Page 2 of 4

August MOR - Statements of Operations ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC  Revenue     53,575,561                      ‐                      ‐       2,442,276                      ‐                      ‐                      ‐          472,210                      ‐            37,255         ‐         ‐         ‐         ‐         ‐         ‐  Colocation Revenue    54,161,125                      ‐                      ‐       2,280,743                      ‐                      ‐                      ‐          472,210                      ‐            34,924         ‐         ‐         ‐         ‐         ‐         ‐  Cybersecurity Revenue                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Intercompany Revenue        (585,564)                     ‐                      ‐          161,533                      ‐                      ‐                      ‐                      ‐                      ‐              2,331         ‐         ‐         ‐         ‐         ‐         ‐  Val Adjustment Revenue                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Operating Expenses    (28,438,384)                     ‐                      ‐      (1,750,917)                     ‐                      ‐                      ‐             (2,888)                     ‐         (466,790)        ‐         ‐         ‐         ‐         ‐         ‐  Personnel Operating Expenses     (4,424,139)                     ‐                      ‐         (144,312)                     ‐                      ‐                      ‐                      ‐                      ‐           (13,991)        ‐         ‐         ‐         ‐         ‐         ‐  Total Direct ‐ COR   (24,014,246)                     ‐                      ‐      (1,606,605)                     ‐                      ‐                      ‐             (2,888)                     ‐         (452,799)        ‐         ‐         ‐         ‐         ‐         ‐   SG&A      (5,873,838)                     ‐                      ‐             (8,409)                     ‐                      ‐                      ‐         (230,392)     (5,238,191)          (20,329)        ‐         ‐         ‐         ‐         ‐         ‐  Total Personnel SG&A     (4,689,429)                     ‐                      ‐             (5,225)                     ‐                      ‐                      ‐         (128,700)     (3,478,048)          (18,248)        ‐         ‐         ‐         ‐         ‐         ‐  Marketing and Advertisement            (9,313)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐             (2,442)        (158,809)                     ‐         ‐         ‐         ‐         ‐         ‐         ‐  Other SG&A     (1,175,096)                     ‐                      ‐             (3,183)                     ‐                      ‐                      ‐           (99,250)     (1,601,334)            (2,080)        ‐         ‐         ‐         ‐         ‐         ‐   Depreciation and Amortization    (16,874,965)                     ‐                      ‐         (695,002)                     ‐                      ‐                      ‐                      ‐         (161,044)          (33,201)        ‐         ‐         ‐         ‐         ‐         ‐  Depreciation Expense   (11,849,159)                     ‐                      ‐         (695,002)                     ‐                      ‐                      ‐                      ‐         (161,044)          (33,201)        ‐         ‐         ‐         ‐         ‐         ‐  Amortization Expense     (5,025,806)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Asset Impairment Loss                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Asset Impairment                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Notes Receivable Asset Impairment Loss                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  IC Receivable Asset Impairment Loss                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Acquisition & Other Cost                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Acquisition cost                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Sponsor Fee                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net Intereset Expense      (8,229,458)                     ‐                      ‐         (185,527)                     ‐      (2,399,112)                     ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Interest and Other Expense     (8,229,458)                     ‐                      ‐         (185,527)                     ‐      (2,399,112)                     ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Debt Issuance Cost Amortization                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Non‐Operating Income         (488,645)               (201)                     ‐           (99,789)                     ‐                (331)                     ‐                (572)     (9,083,289)             3,352         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Asset Sale                250                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Exchange                  38                      ‐                      ‐            35,531                      ‐                      ‐                      ‐                      ‐                      ‐              3,355         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Investment                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Other Non‐Operating Income        (488,933)               (201)                     ‐         (135,320)                     ‐                (331)                     ‐                (572)     (9,083,289)                   (2)        ‐         ‐         ‐         ‐         ‐         ‐   Change in Warrant Debt                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Income and Other Tax                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Income Tax Expense                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Deferred Income Tax                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net G/L Cont Operation                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Gain/Loss Conti Operation                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net Income      (6,329,729)               (201)                     ‐         (297,367)                     ‐      (2,399,443)                     ‐          238,359    (14,482,524)        (479,712)        ‐         ‐         ‐         ‐         ‐         ‐  Case 23-14853-JKS Doc 527-1 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Supporting Documents Page 3 of 4

August MOR - Payments made on prepetition debt ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC Vendor 9,506,568                          ‐                                          ‐                                          239,008                              ‐                                          ‐                                          ‐                                          ‐                                          76,722                                ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            Insurance ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            Wages 1,825                                  ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          136,445                              144,803                              ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            DIP ‐                                          ‐                                          ‐                                          49,987                                ‐                                          600                                     ‐                                          ‐                                          16,654                                ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            Tax ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            Customer 17,666                                ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                            ‐                            ‐                            ‐                            ‐                            ‐                            Grand total 9,526,059                         ‐                                         ‐                                         288,995                             ‐                                         600                                     ‐                                         136,445                             238,179                             ‐                                         ‐                           ‐                           ‐                           ‐                           ‐                           ‐                           Case 23-14853-JKS Doc 527-1 Filed 09/21/23 Entered 09/21/23 12:22:39 Desc Supporting Documents Page 4 of 4